Trade Receivables and Other Receivables (Details) - Schedule of other receivables - USD ($) $ in Thousands	Dec. 31, 2021		Dec. 31, 2020
Schedule of other receivables [Abstract]
Government authorities	$ 1,093		$ 400
Prepaid expenses	1,386		696
Others	3,423	[1]	30
Total	$ 5,902		$ 1,126

[1]	Including deposit in escrow for payment of Earn-Out in the acquisition of NanoFabrica of approximately $3,362 thousand. For more information see Note 9.B(2).